CONTRATO DE TRABAJO SUJETO A MODALIDAD POR INICIO DE NUEVA ACTIVIDAD

Conste por el presente documento, el Contrato de Trabajo Sujeto a Modalidad por Incremento o Inicio de Nueva Actividad que celebran, de una parte, STRATOS DEL PERU S.A.C., identificada con R.U.C. Nº 20515769774, con domicilio real en [REDACTADO], debidamente representada por su Gerente General Señor Carlos Antonio Salas Vinatea, identificado con D.N.I. Nº [REDACTADO] que en adelante se denominará EL EMPLEADOR; y, de la otra parte, Carlos Antonio Salas Vinatea, identificado con D.N.I. Nº [REDACTADO] con domicilio en [REDACTADO], a quien en adelante se denominará EL TRABAJADOR; en los términos y condiciones siguientes:

PRIMERO: ANTECEDENTES

EL EMPLEADOR es una es una sociedad anónima debidamente constituida bajo las leyes de la República del Perú, que se dedica, entre otras actividades, a la compra, venta, producción, distribución, comercialización, transporte, almacenamiento, mezcla, exportación e importación de todo tipo de productos derivados de hidrocarburos y biocombustibles, sean estos sólidos, líquidos o gaseosos, incluyendo sin que sea limitativo, sino meramente enunciativo: gasolinas, lubricantes, solventes, combustibles industriales, combustibles marítimos, combustibles de aviación, y en general de todo tipo de productos derivados de hidrocarburos, sin restricción ni limitación alguna. Habiendo dado inicio a su actividad empresarial el 5 de Noviembre de 2007, requiere de un trabajador profesional capacitado para desempeñarse en el cargo de Gerente General y Director Ejecutivo.

EL TRABAJADOR es un profesional que cuenta con la capacidad y experiencia requerida para la prestación de los servicios materia del Contrato y declara estar calificado para el puesto ofrecido, asumiendo las obligaciones y responsabilidades propias del cargo asignado. EL TRABAJADOR declara conocer dichas obligaciones, comprometiéndose a cumplir con ellas.

SEGUNDO: OBJETO DEL CONTRATO

Para la cobertura de las labores mencionadas en el punto anterior, EL EMPLEADOR contrata a EL TRABAJADOR a partir del 05 de Noviembre de 2007 hasta 04 de Noviembre de 2008, para que labore en calidad de empleado, ocupando el puesto de trabajo de Gerente General y Director Ejecutivo, cubriendo los servicios descritos en el punto anterior.

El presente contrato no implica pacto de labor fija ni de ubicación geográfica fija, de tal manera que EL EMPLEADOR está facultado a asignar y reasignar las funciones y/o los cargos de manera razonable, en función a la capacidad y aptitud de EL TRABAJADOR y a las necesidades y requerimientos de EL EMPLEADOR. Dichas variaciones no implican menoscabo de categoría y/o remuneración, salvo acuerdo entre las partes.

Asimismo, y de acuerdo a lo pactado anteriormente, EL EMPLEADOR podrá destacar a EL TRABAJADOR a cualquier otro lugar dentro de la República de Perú donde EL EMPLEADOR realice actividades, para el desempeño de las labores que se le asignen.

TERCERO: CALIFICACIÓN DEL CARGO

EL TRABAJADOR, en su condición de Gerente General y Director Ejecutivo poseerá funciones de administración y control y, de su actividad y grado de responsabilidad dependerá el resultado de la actividad empresarial de EL EMPLEADOR. En esa medida, EL EMPLEADOR califica el puesto de trabajo de EL TRABAJADOR como de dirección, en aplicación de los artículos 43 del Decreto Supremo N° 003-97-TR y 59 del Decreto Supremo N° 001-96-TR. Esta calificación se consignará en las boletas de pago y libro de planillas respectivos.

CUARTO: PERIODO DE PRUEBA

De conformidad con el artículo 10 del Decreto Supremo N° 003-97-TR, dada la naturaleza de las labores a prestar y el grado de responsabilidad de EL TRABAJADOR, el periodo de prueba será de seis (06) meses.

QUINTO: REMUNERACIÓN

En el desarrollo de la relación laboral, EL EMPLEADOR, pagará a EL TRABAJADOR una remuneración mensual ascendente a S/. 40,000.00 (Cuarenta Mil y 00/100 Nuevos Soles).

La remuneración podrá ser pagada en moneda nacional de acuerdo al tipo de cambio venta publicado por la Superintendencia de Banca y Seguros el día del pago. Asimismo, será abonada el último día hábil de cada mes.

El importe por concepto de remuneración será abonado en la cuenta bancaria que EL TRABAJADOR determine.

Asimismo, EL EMPLEADOR proporcionará a EL TRABAJADOR los materiales y condiciones de trabajo necesarios para la adecuada prestación de sus labores, y le otorgará los beneficios que por ley le corresponden.

SEXTO: OBLIGACIONES DEL TRABAJADOR

En el desarrollo de la relación laboral, EL TRABAJADOR:

a)
Se compromete a cumplir sus obligaciones con lealtad y eficiencia, aplicando para tal fin toda su experiencia y capacidad, y velando por los intereses de EL EMPLEADOR. Asimismo, deberá ejercer las funciones propias de su cargo con la mayor diligencia y responsabilidad.

b)
Se compromete, igualmente, a mantener en secreto toda información que llegue a su conocimiento en relación a los negocios de EL EMPLEADOR, sus asociados y/o clientes. Esta obligación subsistirá aun después de terminada la relación laboral y su incumplimiento genera la correspondiente responsabilidad por daños y perjuicios, sin desmedro de la persecución penal por el delito previsto en el artículo 165 del Código Penal.

c)
En virtud del presente contrato, EL TRABAJADOR tendrá acceso a información confidencial, la misma que es propiedad de EL EMPLEADOR. Del mismo modo, es obligación de EL TRABAJADOR informar a EL EMPLEADOR de todo aquello que constituya trabajo fuera de las horas de trabajo, siempre que se refiera a la actividad u operación de EL EMPLEADOR, incluyendo descubrimientos o inventos.

EL EMPLEADOR tendrá derecho a la obtención de los beneficios de toda patente, entre otros, resultantes del desempeño de EL TRABAJADOR.

Como consecuencia del compromiso de confidencialidad, EL TRABAJADOR tiene la obligación de guardar total y absoluta reserva, hasta después de terminado su vínculo laboral, sobre todo tipo de información relacionada con las actividades de EL EMPLEADOR a la que hubiera tenido acceso por efecto de este contrato, quedando prohibido de utilizar dicha información y conocimientos para sí o para terceros, durante el referido plazo.

El incumplimiento de esta obligación generará, además de las sanciones laborales y penales correspondientes, el pago de la indemnización por los daños y perjuicios ocasionados a EL EMPLEADOR.

d)
No se encontrará sujeto a la jornada laboral vigente en la empresa al tener la condición de un trabajador de dirección, tal y como lo establece el artículo 5° del Texto Único Ordenado de la Ley de Jornada de Trabajo, Horario y Trabajo en Sobretiempo, D.S. N° 007-2002-TR, concordante con el artículo 10° de su Reglamento.

En ese sentido, se encontrará exento de registrar su asistencia al centro de trabajo, no teniendo derecho al cobro de horas extras.

e)	Asume el compromiso de prestar los servicios materia del presente contrato con carácter de exclusividad.

f)
Mantendrá confidencialidad absoluta durante y después de la vigencia de este contrato respecto, de las informaciones y documentos proporcionados por EL EMPLEADOR o, que le hayan sido proporcionado por los clientes de éste para el desarrollo de sus servicios, así como todo bien que sea resultado de sus servicios. Asimismo, la confidencialidad resultará igualmente de aplicación en lo que se refiere a cualquier iniciativa o proyecto dirigido a la captación de nuevos clientes.

Asimismo, queda prohibida la cesión, suministro o entrega de cualquier información sobre el negocio de EL EMPLEADOR a un tercero.

g)
En relación con los medios de trabajo proporcionados por EL EMPLEADOR, en especial medios informáticos y medios telemáticos, reconoce y admite expresamente que son propiedad de EL EMPLEADOR y han de ser utilizadas para fines profesionales exclusivamente, por lo que EL EMPLEADOR sin necesidad de consulta o requerimiento alguno, tendrá acceso en todo momento a toda la información que contengan las computadoras.

SETIMO: DECLARACIÓN DEL TRABAJADOR

EL TRABAJADOR declara que entiende la naturaleza temporal de su prestación de servicios, la cual se relaciona con el inicio de actividades de EL EMPLEADOR, y se rige por la normatividad aplicable a los contratos sujetos a modalidad prevista en el Título II del Texto Único Ordenado del Decreto Legislativo N° 728, Ley de Productividad y Competitividad Laboral, aprobado mediante Decreto Supremo N° 003-97-TR.

OCTAVO: APLICACIÓN SUPLETORIA

En todo lo no previsto por el presente Contrato de Trabajo Sujeto a Modalidad por inicio de actividad, se aplicará lo dispuesto en la legislación laboral vigente.

Ambas partes suscriben el presente documento en triplicado y en señal de conformidad en Lima a los 05 días del mes de Noviembre de 2007.

FIXED- TERM EMPLOYMENT CONTRACT

Witness by this document the Fixed-Term Employment Contract by beginning of activities, executed pursuant to Article 57° of the consolidated Text of Legislative Decree Nº 728, approved by Supreme Decree Nº 003-97-TR - Law on Labor Productivity and Competitiveness, by STRATOS DEL PERU S.A.C., with RUC Nº 20515769774, with address for the purposes hereof at [REDACTED], duly represented by its General Manager, Mr. Carlos Antonio Salas Vinatea identified with National Identity Card N° [REDACTED], hereinafter called the “EMPLOYER”, and Carlos Antonio Salas Vinatea, identified with National Identity Card N° [REDACTED] with address at [REDACTED], hereinafter the “EMPLOYEE”, on the following terms and conditions:

FIRST: BACKGROUND

The EMPLOYER is a stock company duly incorporated under the laws of the Republic of Peru, which is dedicated to, among others, purchase, sale, production, distribution, commercialization, transport, storage, mix, export and import of all type of hydrocarbon-related and biofuel products, whether these are solid, liquid or gaseous, including, but not limited to: Gasolines, lubricants, solvents, industrial fuels, maritime fuels, aviation fuels, and generally all kind of hydrocarbon-related products, without any restriction or limitation whatsoever, As the company began its activities on November 5th 2007, it needs a professional worker trained to perform in the position of General Manager and Executive Director.

THE EMPLOYEE is a professional who has the ability and experience required to render the services subject matter of this Contract herein and states that he is qualified for the offered position, undertaking the duties and responsibilities of the position assigned under the Manual of Functions of Stratos Perú S.A.C. THE EMPLOYEE states that he knows such duties, agreeing to comply with them.

SECOND: MATTER OF CONTRACT

By this document, the EMPLOYER hereby engages the services of the EMPLOYEE, from November 5th, 2007 until November 4th, 2008, taking into account the contents of the preceding articles. THE EMPLOYEE will occupy the position of General Manager and Executive Director, covering the services indicated on the preceding paragraph.

This agreement does not subjects THE EMPLOYEE to a fix labor or a determined location, due to the fact that THE EMPLOYER is free to assign and reassign THE EMPLOYEE’s function under conditions of reasonability in relation to the capacity and attitude of THE EMPLOYEE and the necessities and requirements of THE EMPLOYER. Such variations does not involve damage of category and/or remuneration, except the parties agree in contrary.

Likewise, and according to the established above, THE EMPLOYER shall send THE EMPLOYEE to any other location in the Republic of Peru where THE EMPLOYER develops its activities, to carry out the labors assigned.

THIRD: NATURE OF EMPLOYEE’S POSITION
THE EMPLOYEE as a Genereal Manager and Executive Director has the functions of administration and control and from his activities and responsibility will depend the result of THE EMPLOYER´s activities. In this sense, THE EMPLOYER qualifies THE EMPLOYEE´s work as directive, in accordance to articles 43 of the Supreme Decree N° 003-97-TR and 59 the Supreme Decree N° 001-96-TR. This qualification will be detailed in the company’s payroll and THE EMPLOYEE’S payment slips.

FOURTH: TRIAL PERIOD

According to article 10° of the Supreme Decree N° 003-97-TR, and due to the nature of activities and responsibility, THE EMPLOYEE will be subject to a trial period of six (06) months.

FIFTH: REMUNERATION

The EMPLOYER will pay to the EMPLOYEE a monthly remuneration of S/. 40,000.00 (Forty Thousand Nuevos Soles).

The remuneration could be paid in local currency according to the sell exchange rate published by the Superintendence of Banking and Insurances, corresponding to the payday. The remuneration will be paid on the last business day of each month.

The remuneration will be paid on the bank account determined by the EMPLOYEE.

Likewise, THE EMPLOYER will provide all the necessary working conditions to THE EMPLOYEE for an accurate grant of its labor and shall grant the benefits established by law.

SIXTH: EMPLOYEE’S DUTIES

THE EMPLOYEE has the following duties:

a)
THE EMPLOYEE undertakes to comply with his duties with loyalty and efficiency, applying of this purpose all his experience and ability, watching over the interests of THE EMPLOYER. Also, he must exercise the functions of his position with the outmost diligence and responsibility.

b)
THE EMPLOYEE also undertakes to keep secret all information he becomes aware of related to the business of THE EMPLOYER, its associates and/or clients. This obligation will persist even after the labor relationship is terminated, and its noncompliance will generate the corresponding liability by damages, without prejudice of the criminal prosecution.

c)
By virtue of this contract, THE EMPLOYEE will have access to confidential information, which is the property of THE EMPLOYEER. In the same way, it is the THE EMPLOYEE’S duty to inform THE EMPLOYER of everything that constitutes work outside working hours, provided that it is referred to THE EMPLOYER’S activity or operation, including discoveries or inventions.

THE EMPLOYER will have the right to obtain the benefits of every patent, among others, resulting from THE EMPLOYEE’S performance.

As consequence of the confidentiality commitment, THE EMPLOYEE has the duty to keep total and absolute reserve, even after the termination of this contract, over any type of information related to THE EMPLOYER’S activities he had access by virtue of this contract, being forbidden of using such information and knowledge for himself or for third parties, during the aforementioned term.

Noncompliance with this duty will generate, besides the corresponding labor and criminal sanctions, the payment of compensation by damages caused to THE EMPLOYER.

d)
Given the characteristics and the nature of the position being filled by THE EMPLOYEE, as a managing and directive employee, according to article 5° of the Consolidated Text of the Working Period Law, Schedule and Overtime Work Supreme Decree N° 007-2002-TR, in accordance with article 10° of its Regulations.

In such sense, he will not be subject to register his assistance at the company, and will not be entitled to overtime payments.

e)	THE EMPLOYEE will render his services exclusively for THE EMPLOYER.

f)
Maintain confidential, during and after the term of this contract, all the information and documents provided by THE EMPLOYER or, by its clients, for the development of the services described in this contract, as well as from any good arising such services. Likewise, the confidentiality shall be applicable in everything and anything related to any initiative or project required to capture new clients.

Will not provide information from THE EMPLOYER’S business to third parties.

g)
Knows that all the facilities given by THE EMPLOYER to render his services belong to the company and must only be used for labor purposes. Therefore, THE EMPLOYER has the right to enter into all the information contained in its computers.

SEVENTH: EMPLOYEE’S DECLARATION

The EMPLOYEE expressly declares that understands the temporary nature of his rendering of services, which is related to the beginning of THE EMPLOYER’S activities Consequently it is ruled by the articles of fixed-term employment contract from II Title of the consolidated Text of Legislative Decree Nº 728, approved by Supreme Decree Nº 003-97-TR - Law on Labor Productivity and Competitiveness

EIGHT: LAW APPLICABLE

In everything not specifically provided in this contract herein, will be complementarily applied the rules that govern the labor regime of the private activity.

The parties sign this agreement in three copies as a sign of conformity in Lima on the 5th day of the month of November, 2007.

/s/ Carlos Antonio Salas Vinatea	/s/ Carlos Antonio Salas Vinatea
THE EMPLOYER	THE EMPLOYEE
(EL EMPLEADOR)	(EL TRABAJADOR)

ADENDA AL CONTRATO DE TRABAJO SUJETO A MODALIDAD POR INICIO DE NUEVA ACTIVIDAD

Conste por el presente documento, la adenda al Contrato de Trabajo Sujeto a Modalidad por Incremento o Inicio de Nueva Actividad que celebran, de una parte, STRATOS DEL PERU S.A.C., identificada con R.U.C. Nº 20515769774, con domicilio real en Avenida Canaval y Moreyra N° 380, Oficina 401, San Isidro, debidamente representada por su Gerente General Señor Carlos Antonio Salas Vinatea, identificado con D.N.I. Nº 09378202 que en adelante se denominará EL EMPLEADOR; y, de la otra parte, el señor Carlos Antonio Salas Vinatea, identificado con D.N.I. Nº 09378202 con domicilio real en Calle Allamanda 172, Dpto. 201, Monterrico, Lima, a quien en adelante se denominará EL TRABAJADOR; en los términos y condiciones siguientes:

PRIMERO: ANTECEDENTES

Con fecha 05 de noviembre de 2007, las partes celebraron un contrato de trabajo sujeto a modalidad por incremento o inicio de nueva actividad, el cual fue presentado ante la Autoridad Administrativa de Trabajo, para conocimiento y registro el 06 de Diciembre de 2007.

SEGUNDO: OBJETO

Mediante el presente acuerdo las partes convienen en modificar las cláusulas tercera y sexta literal d) del contrato indicado en la cláusula precedente, las mismas que tendrán la siguiente redacción:

TERCERO: CALIFICACION DEL CARGO

EL TRABAJADOR, en su condición de Gerente General y Director Ejecutivo poseerá funciones de administración y control y, de su actividad y grado de responsabilidad dependerá el resultado de la actividad empresarial de EL EMPLEADOR. En esa medida, EL EMPLEADOR califica el puesto de trabajo de EL TRABAJADOR como de dirección, en aplicación de los artículos 43 del Decreto Supremo N° 003-97-TR y 59 del Decreto Supremo N° 001-96-TR. Esta calificación se consignará en las boletas de pago y libro de planillas respectivos.

SEXTO: OBLIGACIONES DEL TRABAJADOR

En el desarrollo de la relación laboral, EL TRABAJADOR:

d)
No se encontrará sujeto a la jornada laboral vigente en la empresa al tener la condición de un trabajador de dirección, tal y como lo establece el artículo 5° del Texto Único Ordenado de la Ley de Jornada de Trabajo, Horario y Trabajo en Sobretiempo, D.S. N° 007-2002-TR, concordante con el artículo 10° de su Reglamento.

En ese sentido, se encontrará exento de registrar su asistencia al centro de trabajo, no teniendo derecho al cobro de horas extras.

Las partes convienen que la modificación acordada surtirá efectos desde la fecha en que EL TRABAJADOR inició su relación laboral con EL EMPLEADOR.

TERCERO: VIGENCIA DEL CONTRATO PRIMIGENIO

Las partes declaran que las cláusulas del contrato primigenio que no hayan sido modificadas por el presente acuerdo se mantienen vigentes.

Firmado en la ciudad de Lima, en tres ejemplares de igual tenor y validez a los 23 días del mes de Enero de 2008.

ADENDUM TO THE FIXED- TERM EMPLOYMENT CONTRACT

Witness by this document the Addendum to the Fixed-Term Employment Contract by beginning of activities, by STRATOS DEL PERU S.A.C., with RUC Nº 20515769774, with address for the purposes hereof at Av. Canaval y Moreyra N° 380, Office 402, San Isidro, Lima - Peru, duly represented by its General Manager, Mr. Carlos Antonio Salas Vinatea identified with National Identity Card N° 09378202, hereinafter called the “EMPLOYER”, and Mr. Carlos Antonio Salas Vinatea identified with DNI N° 09378202 address at Calle Allamanda 172, Dpto. 201, Monterrico, Lima, hereinafter the “EMPLOYEE”, on the following terms and conditions:

PRIMERO: BACKGROUND

On November 5th, 2007 the parties entered into a Fixed-Term Employment Contract, presented before the Employment Administrative Authority, for acknowledgement and registry on December 6th, 2007.

SEGUNDO: MATTER OF CONTRACT

By this document, the parties agree to modify clause third and clause sixth literal d) of the contract described herein, as follows:

THIRD: NATURE OF EMPLOYEE’S POSITION

THE EMPLOYEE as a General Manager and Executive Director has the functions of administration and control and from his activities and responsibility will depend the result of THE EMPLOYER´s activities. In this sense, THE EMPLOYER qualifies THE EMPLOYEE´s work as directive, in accordance to articles 43 of the Supreme Decree N° 003-97-TR and 59 the Supreme Decree N° 001-96-TR. This qualification will be detailed in the company’s payroll and THE EMPLOYEE’S payment slips.

SIXTH: EMPLOYEE´S DUTIES

THE EMPLOYEE has the following duties:

d) Given the characteristics and the nature of the position being filled by THE EMPLOYEE, as a managing and directive employee, according to article 5° of the Consolidated Text of the Working Period Law, Schedule and Overtime Work Supreme Decree N° 007-2002-TR, in accordance with article 10° of its Regulations.

In such sense, he will not be subject to register his assistance at the company, and will not be entitled to overtime payments.

The parties agree that the modification described herein shall be effective since the date where THE EMPLOYEE began its labor relationship with THE EMPLOYER.

THIRD: GOOD STANDING OF THE FIXED- TERM EMPLOYMENT CONTRACT

The parties agree that all the non-modified clauses described on the Fixed-Term Employment Contract shall remain in good standing between the parties.

Signed in Lima, in three copies, on the twenty third day of the month of January, 2008.

/s/ Carlos Antonio Salas Vinatea	/s/ Carlos Antonio Salas Vinatea
THE EMPLOYER	THE EMPLOYEE
(EL EMPLEADOR)	(EL TRABAJADOR)